Exhibit 99.1

Flextronics contacts:	Solectron contact:
Thomas J. Smach	Perry G. Hayes
Chief Financial Officer	Investor Relations & Treasurer
+1-408-576-7722	+1-408-956-7543
investorrelations@flextronics.com	perryhayes@solectron.com

Renee Brotherton Corporate Communications Flextronics +1-408-646-5103
FLEXTRONICS TO ACQUIRE SOLECTRON
- Stock and Cash Transaction Estimated At $3.6 Billion in Equity Value
- Combination Creates Leading Global EMS Company With
More Than $30 Billion in Annual Revenue
SINGAPORE and MILPITAS, CA, June 4, 2007—Flextronics International Ltd. (“Flextronics”) (NASDAQ: FLEX) and Solectron Corporation (“Solectron”) (NYSE: SLR) announced today that the two companies have entered into a definitive agreement for Flextronics to acquire Solectron, creating the most diversified and premier global provider of advanced design and vertically integrated electronics manufacturing services (“EMS”).
The combined company will have the broadest worldwide EMS capabilities, from design resources to end-to-end vertically integrated global supply chain services, which will enhance its ability to design, build, and ship a complete package product for its OEM customers. By combining Solectron’s resources and unique skill sets, Flextronics will be able to provide more value and innovation to customers by leveraging the combined global economies of scale in manufacturing, logistics, procurement, design, engineering and ODM services.
The enhanced capabilities of the combined company will create more value for its customers and increase their competitiveness by improving their product development process and supply chain management, while also delivering improved product quality with improved performance and faster time-to-market.
Operating in 35 countries, with a combined workforce of approximately 200,000 employees, including approximately 4,000 design engineers, the combined company’s annual revenues will exceed $30 billion across seven well-diversified customer market segments and several vertical component divisions.
Transaction Terms
Under the terms of the definitive agreement, unanimously approved by the Boards of Directors of both companies, shareholders of Solectron will receive total consideration currently valued at approximately $3.6 billion, based on the closing price of Flextronics ordinary shares on June 1, 2007.
Each share of common stock of Solectron will be converted into the right to receive, at the election of each of the individual holders of Solectron shares, either, but not a combination of (i) 0.3450 shares of Flextronics or (ii) a cash payment of $3.89 per share, subject to the limitation that not more than 70% in the aggregate and no less than 50% in the aggregate of Solectron shares will be converted into shares of Flextronics.
As a result, if holders of more than 70% of Solectron’s outstanding shares elect to receive Flextronics stock, the shares of those holders to be converted into Flextronics stock will be proportionately reduced so that not more than 70% of Solectron’s outstanding shares in the aggregate are converted into shares of Flextronics stock, with those holders’ remaining shares converted into cash. In this case, Solectron shareholders electing cash consideration will receive cash consideration for all their shares.

Alternatively, if holders of more than 50% of Solectron’s outstanding shares elect to receive cash, the shares of those holders to be converted into cash will be proportionately reduced so that not more than 50% of Solectron’s outstanding shares in the aggregate are converted into cash, with those holders’ remaining shares converted into shares of Flextronics. In this case, Solectron shareholders electing stock consideration will receive stock consideration for all their shares.
In no case (other than by virtue of fractional shares) will shareholders who elect to receive the stock consideration receive less than 70% of their total consideration in Flextronics stock. Alternatively, in no case will shareholders who elect to receive cash consideration receive less than 50% of their total consideration in cash.
Based upon Solectron’s 909.2 million shares and share equivalents outstanding on March 2, 2007, the range of cash to be paid and shares to be issued by Flextronics is as follows:

		Total Value
Maximum Cash Payments (assuming 50% of consideration paid in cash)	$1,768,419,886	$1,768,419,886

Minimum Number Flextronics shares to be issued (assuming 50% of consideration to be paid in stock)	156,839,296	$1,835,019,761

Total value as of June 1, 2007		$3,603,439,647

Minimum Cash Payments (assuming 30% of consideration paid in cash)	$1,061,051,932	$1,061,051,932
Maximum Number Flextronics shares to be issued (assuming 70% of consideration to be paid in stock)	219,575,014	$2,569,027,665

Total value as of June 1, 2007		$3,630,079,597

The cash consideration represents a premium of approximately 15% and the stock consideration represents a premium of approximately 20% over Solectron’s closing price of $3.37 on June 1, 2007.
While Flextronics will continue to evaluate alternative long-term financing arrangements, Citigroup Global Markets Inc. has committed to provide Flextronics with a $2.5 billion seven-year senior unsecured term loan to fund the cash requirements for this transaction (including the refinancing of Solectron’s debt, if required). Following the acquisition, Solectron will become a wholly owned subsidiary of Flextronics, and Solectron shareholders will own approximately 20% to 26% of Flextronics’s outstanding shares.
As part of the agreement, Solectron has the right to nominate two individuals approved by Flextronics to the board of directors of the combined company. The transaction is subject to customary closing conditions, including shareholder approvals of both companies, certain regulatory approvals and other customary closing conditions. The acquisition is expected to close by the end of calendar year 2007. Until the acquisition is completed, both companies will continue to operate their businesses independently.
Mike McNamara, Chief Executive Officer of Flextronics, said, “Solectron is an extremely important strategic addition to Flextronics and this combination transforms the landscape of our industry. By joining forces, we expect the increased scale will enable us to further extend our market segment reach and leverage an increased vertical integration opportunity, realize significant cost savings, and better serve the needs of our combined customers, employees and shareholders. Solectron’s strength in the high-end computing and telecom segments will be an invaluable addition to Flextronics’s existing capabilities and the combined company will be a market leader in most product market segments. We will be a larger, more competitive company and therefore better positioned to deliver supply chain solutions that fulfill our customers’ increasingly complex requirements. The breadth and depth of the combined company significantly leverages our vertical integration capability while taking significant costs out of the combined company’s infrastructure. The combined company is clearly more diversified and formidable than either on its own, and we are better positioned to increase shareholder value through greater cash flow and earnings.” McNamara added, “We are thrilled to add Solectron’s customers and employees to our organization.”

Paul Tufano, Executive Vice President and Interim Chief Executive Officer of Solectron, said, “Flextronics’s proven track record, complementary market positions, strong balance sheet and stellar reputation as a global leader in electronics manufacturing services make the combination attractive for our customers, shareholders and employees. Specifically, the transaction will provide Solectron’s customers with an enhanced portfolio of design and vertically integrated capabilities, greater scale, and expanded supply chain leverage along with the advantages of an increased low cost global footprint.” Tufano added, “Combining these two companies allows us to transcend what we have accomplished individually and significantly reshapes and reenergizes our industry. We believe Flextronics has the large scale integration expertise and systems infrastructure capable of successfully integrating and managing the combined company to ensure all of the significant synergies are realized. Flextronics is the best strategic partner for Solectron, and we are extremely excited about the potential of this combined company going forward and the value creation that it represents. Moreover, with the significant stock component offered in the transaction, Solectron’s shareholders have a meaningful opportunity to participate in the realization of that value.”
McNamara concluded by saying, “Over the last 18 months, we have reorganized our management structure to create the infrastructure required to effectively and efficiently add scale to our operations. As a result, we are well prepared to achieve the expected synergies by successfully integrating our new partner into our company.”
Financial Expectations
Thomas J. Smach, Chief Financial Officer of Flextronics, stated, “While some synergies will be achieved in the first 12 months after closing, it could take up to 18-24 months to fully integrate this acquisition and realize the full synergy potential, which we estimate to be at least $200 million after-tax. This should be at least 15% accretive to Flextronics’s earnings per share (“EPS”) once all of the synergies are realized. As the integration progresses and actual synergies are realized, we expect to raise our EPS expectations as the accretion occurs over the 18-24 month integration period. Although restructuring charges are expected to result from the integration of the acquisition, Flextronics expects to generate cash flow synergies well in excess of the cash portion of such restructuring charges.”
Smach concluded, “This combination is expected to create customer benefits, cost reductions and synergies neither company could have achieved on its own.”
Advisors
Citigroup Global Markets Inc. acted as exclusive financial advisor to Flextronics in connection with the transaction and Curtis, Mallet-Prevost, Colt & Mosle LLP acted as legal advisor to Flextronics. Goldman, Sachs & Co. acted as exclusive financial advisor to Solectron in connection with the transaction and Wilson Sonsini Goodrich & Rosati acted as legal advisor to Solectron.
Conference Call and Webcast
A joint conference call hosted by Flextronics and Solectron will be held today at 5:30 am PST to discuss this transaction. This call will be broadcast via the Internet and may be accessed by logging on to the Investor’s section of Flextronics’s website located at www.flextronics.com. Additional information in the form of a slide presentation that summarizes this transaction may also be found on the Flextronics website. A replay of the broadcast will remain available on the Flextronics website after the call.
Minimum requirements to listen to the broadcast are Microsoft Windows Media Player software (free download at http://www.microsoft.com/windows/windowsmedia/download/default.asp) and at least a 28.8 Kbps bandwidth connection to the Internet.

About Flextronics
Headquartered in Singapore (Singapore Reg. No. 199002645H), Flextronics is a leading Electronics Manufacturing Services (EMS) provider focused on delivering complete design, engineering and manufacturing services to automotive, computing, consumer digital, industrial, infrastructure, medical and mobile OEMs. With fiscal year 2007 revenues from continuing operations of US$18.9 billion, Flextronics helps customers design, build, ship, and service electronics products through a network of facilities in over 30 countries on four continents. This global presence provides design and engineering solutions that are combined with core electronics manufacturing and logistics services, and vertically integrated with components technologies, to optimize customer operations by lowering costs and reducing time to market. For more information, please visit www.flextronics.com.
About Solectron
Solectron Corporation is one of the world’s largest providers of complete product lifecycle services. We offer collaborative design and new product introduction, supply chain management, lean manufacturing and aftermarket services such as product warranty repair and end-of-life support to leading customers worldwide. Solectron works with the world’s premier providers of networking, telecommunications, computing, storage, consumer, automotive, industrial, medical, self-service automation and aerospace and defense products. The company’s industry-leading Lean Six Sigma methodology (Solectron Production System(tm)) provides OEMs with quality, flexibility, innovation and cost benefits that improve competitive advantage. Based in Milpitas, Calif., Solectron operates in more than 20 countries on five continents and had sales from continuing operations of $10.6 billion in fiscal 2006. For more information, visit us at www.solectron.com.
Note: SOLECTRON and the Solectron logo are registered trademarks of Solectron Corporation. The Solectron Production System, SPS, and Solectron Supply Chain Solutions Suite are also trademarks of Solectron Corporation. Other names mentioned are trademarks, registered trademarks or service marks of their respective owners.
Safe Harbor for Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements include statements related to the expected timing for closing of the acquisition of Solectron by Flextronics, the expected synergies and benefits to the combined company and its customers from the acquisition, the impact of the acquisition on Flextronics’s earnings per share, the ability of Flextronics to successfully integrate the businesses of the combined company, projected revenue and earnings and related growth and other statements regarding the anticipated future performance of the combined company and the industry in which it operates. These forward-looking statements are based on current assumptions and expectations and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. These risks include the possibility that the acquisition may not be completed as planned or at all, difficulties or delays in obtaining regulatory or shareholder approvals for the proposed transaction, the possibility that the revenues, cost savings, growth prospects and any other synergies expected from the proposed transaction may not be fully realized or may take longer to realize than expected, that growth in the EMS business may not occur as expected or at all, the dependence of the combined company on industries that continually produce technologically advanced products with short life cycles, the ability of the combined company to respond to changes and fluctuations in demand for customers’ products and the short-term nature of customers’ commitments, and the other risks affecting Flextronics, Solectron and the combined company as described in the section entitled “Risk Factors” in the joint proxy statement/prospectus to be provided to Flextronics’s and Solectron’s shareholders as well as those described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in their quarterly and annual reports and other filings made by Flextronics and by Solectron with the U.S. Securities and Exchange Commission. The forward-looking statements in this press release are based on current expectations and neither Flextronics nor Solectron assumes any obligation to update these forward-looking statements, except as required by law. Investors are cautioned not to place undue reliance on these forward-looking statements.
Additional Information and Where to Find it:
In connection with the proposed merger, Flextronics intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a Joint Proxy Statement/Prospectus. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they become available because they will contain important information about Flextronics, Solectron and the proposed merger. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC’s web site www.sec.gov. In addition, investors and security holders may obtain a free copy of other documents filed by Flextronics or Solectron by directing a written request, as appropriate, to Solectron at 847 Gibraltar Drive, Milpitas, CA 95035, Attention: Investor Relations, or to Flextronics’s U.S. offices at 2090 Fortune Drive, San Jose, CA 95131, Attention: Investor Relations. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation:
Flextronics, Solectron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus referred to above. Additional information regarding the directors and executive officers of Flextronics is also included in Flextronics’s proxy statement (Form DEF 14A) for the 2006 annual general meeting of Flextronics shareholders, which was filed with the SEC on July 31, 2006. This document is available free of charge at the SEC’s website (www.sec.gov) and by contacting Flextronics Investor Relations at Flextronicsinvestorrelations@flextronics.com. Additional information regarding the directors and executive officers of Solectron is also included in Solectron’s proxy statement (Form DEF 14A) for the 2007 annual stockholders meeting of Solectron, which was filed with the SEC on December 4, 2006. This document is available free of charge at the SEC’s website (www.sec.gov) and by contacting Solectron at 847 Gibraltar Drive, Milpitas, CA 95035, Attention: Investor Relations.
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